Exhibit 21
CORPORATE DIRECTORY
Our consolidated subsidiaries and affiliated companies as of June 30, 2008 are:
Consolidated Subsidiaries of Kennametal Inc.
Kennametal Australia Pty. Ltd.
Kennametal Distribution Services Asia Pte. Ltd.
Kennametal Exports Inc.
Kennametal (Shanghai) Ltd.
Kennametal (Thailand) Co., Ltd.
Kennametal International S.A. (Panama)
Kennametal Japan Ltd.
Kennametal (Malaysia) Sdn. Bhd.
Kennametal de Mexico, S.A. de C.V.
Kennametal Sp. Z.o.o
Kennametal (Singapore) Pte. Ltd.
Kennametal South Africa (Pty.) Ltd.
Kennametal Korea Ltd.
Kennametal Holding (Cayman Islands) Ltd.
Kennametal Hungary Holdings Inc.
Kennametal Hungary Finance Services Kft.
Kennametal Financing I Corp.
Kennametal Holdings Europe Inc.
Carbidie Asia Pacific Pte. Ltd.
Cleveland Twist Drill de Mexico, S.A. de C.V.
Extrude Hone Corporation
Hanita Metal Works, Ltd.
Kenci, S.A.
Sintec Holding GmbH
Kennametal Sintec Keramik Asia Ltd.
Kennametal Luxembourg S.a.r.l.
Consolidated Subsidiaries of Kennametal Luxembourg S.a.r.l.
Kennametal Ltd.
Kennametal Asia (HK) Ltd.
Consolidated Subsidiaries of Kennametal Ltd
Camco Cutting Tools Ltd.
Consolidated Subsidiaries of Kennametal Holdings Europe Inc.
J&L Werkzeuge und Industriebedarf GmbH
Kennametal Shared Services Private Ltd.
Kennametal Widia Holdings Inc.
Consolidated Subsidiaries and Affiliated Company of Kennametal Widia Holdings Inc.
Kennametal Europe Holding GmbH
Kennametal Verwaltungs GmbH & Co. Kg (partnership)
CIRBO Limited (England)
Consolidated Affiliated Company of Kennametal Europe Holding GmbH
Kennametal Europe L.P. (partnership)
Kennametal Europe Holding GmbH, Niederlassung Deutschland
Consolidated Subsidiary of Kennametal Europe L.P.
Kennametal Europe GmbH
Consolidated Subsidiary of Kennametal Europe GmbH
Kennametal Holding GmbH
OOO Kennametal

Consolidated Subsidiaries of Kennametal Holding GmbH (Germany)
Kennametal Hertel Europe Holding GmbH
Kennametal Widia Beteiligungs GmbH
Consolidated Subsidiaries of Kennametal Hertel Europe Holding GmbH
Kennametal GmbH
Kennametal AMSG GmbH
Kennametal Hungaria Kft.
Kennametal Logistics GmbH
Kennametal Shared Services GmbH
Kennametal Technologies GmbH
Kemmer CIRBO S.r.l. (Italy)
Kennametal Sintec Keramic (U.K.) Ltd.
Kennametal Sintec Keramic GmbH
Kennametal Sintec HTM AG
Widia GmbH
Consolidated Subsidiaries and Affiliated Companies of Kennametal GmbH
Kennametal Belgium S.p.r.l.
Kennametal Czech s.r.o.
Kennametal Deutschland GmbH
Kennametal France S.A.S
Kennametal Iberica S.L
Kennametal Italia S.p.A.
Kennametal Kesici Takimlar Sanayi ve Ticaret A.S. (Turkey)
Kennametal Nederland B.V.
Kennametal Osterreich GmbH
Kennametal Produktions GmbH & Co. Kg. (partnership)
Kennametal Produktions Services GmbH
Kennametal Real Estate Beteiligungs GmbH
Kennametal U.K. Limited
Rubig Beteiligungs GmbH
Consolidated Affiliated Company of Kennametal Produktions GmbH & Co. Kg (partnership)
Kennametal Real Estate GmbH & Co. Kg (partnership)
Consolidated Affiliated Company of Kennametal Deutschland GmbH
Kennametal (Deutschland) Real Estate GmbH & Co. Kg (partnership)
Consolidated Affiliated Company of Rubig GmbH & Co. Kg (partnership)
Rubig Real Estate GmbH & Co. Kg (partnership)
Consolidated Subsidiary of CIRBO Limited (England)
International Twist Drill Limited
Consolidated Subsidiary of Kennametal Asia (HK) Ltd.
Kennametal Shanghai Co., Ltd.
Kennametal (China) Co. Ltd.
Kennametal (Xuzhou) Co., Ltd.
Consolidated Subsidiary and Affiliated Companies of Widia GmbH
Kennametal Widia Real Estate GmbH & Co. Kg (partnership)
Kennametal Widia Produktions GmbH & Co. Kg (partnership)
Meturit AG
Werko Konigsee (branch)

Consolidated Subsidiary of Meturit AG
Kennametal India Ltd.
Consolidated Subsidiaries of Kennametal Holding (Cayman Islands) Ltd.
Kennametal Argentina S.A.
Kennametal do Brasil Ltda.
Kennametal Chile Ltda.
Consolidated Subsidiary of Kennametal Iberica S. L.
Kennametal Manufacturing Spain S.L.
Kenci S.A
Materiales y Accesorios Kenem S.L.
Tesscenter S.L.
Consolidated Subsidiary of Kenci S.A.
Kenci Lda
Consolidated Subsidiary of Kennametal Osterreich GmbH
Kennametal Polska Sp. Z.o.o.
Consolidated Subsidiaries of Kennametal U.K. Ltd.
Kennametal Logistics U.K. Ltd.
Kennametal Manufacturing U.K. Ltd.
Widia U.K. Ltd.
Consolidated Subsidiary of Kennametal France S.A.S.
Kennametal Production France S.A.R.L.
Consolidated Subsidiary of Kennametal Nederland B.V.
Kennametal Engineered Products B.V.
Consolidated Subsidiaries of Extrude Hone Corp.
Extrude Hone Korea Co. Ltd.
Extrude Hone Ltd.
Extrude Hone (U.K.) Ltd.
Extrude Hone Participacoes Ltda.
Extrude Hone Shanghai, Co. Ltd.
Consolidated Subsidiaries and Affiliated Company of Extrude Hone Ltd.
Extrude Hone Holding GmbH
Extrude Hone France S.A.
Extrude Hone KK (Japan)
Extrude Hone Spain (SC)
Kennametal Extrude Hone GmbH & Co. Kg (partnership)
Extrude Hone (Ireland) Ltd.
Consolidated Subsidiaries of Extrude Hone Holding GmbH
Extrude Hone GmbH
Extrude Hone Czech s.r.o
VMB Entgrattechnik GmbH
Consolidated Subsidiaries of Extrude Hone Participacoes Ltda.
Extrude Hone do Brasil Sistemas De Acabamentos De Peca Ltda.
Consolidated Subsidiaries of Hanita Metal Works, Ltd.
Hanita Cutting Tools, Inc.
Hanita Metal Works GmbH (Germany)
Consolidated Subsidiary of Cleveland Twist Drill de Mexico, S.A. de C.V.
Herramientas Cleveland, S.A. de C.V.

Consolidated Subsidiary of Herramientas Cleveland, S.A. de C.V.
Greenfield Tools de Mexico, S.A. de C.V.
Consolidated Subsidiary of Kennametal Sintec Keramik Asia Ltd.
Kennametal Sunshine Powder Technology Co., Ltd.
Consolidated Subsidiary of Sintec Holding GmbH
Kennametal Sintec Keramic Shanghai Co., Ltd.